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                           MODIFICATION AGREEMENT


           This confirms our agreement that the site described in a letter from Geofrey Myers, Esq. to Peter Tennyson, Esq. dated November __, 1997 will be treated as an "Offsite Location" and indemnified pursuant to Sections 8.5(b) and 9.1 of the Share and Asset Purchase Agreement dated October 28, 1997 by and among CCL Industries, Inc., CCL Industries Corporation and Outsourcing Services Group, Inc. even though such site is not listed on Schedule 9.1 to such Agreement.


 December __, 1997        CCL INDUSTRIES, INC.


                          By:  /s/ Its Solicitors Lang, Michener
                               ---------------------------------------------

                          By:  /s/ Geoffrey Myers I have authority to bind
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 December __, 1997        CCL INDUSTRIES CORPORATION


                          By:  /s/ Its Solicitors Lang, Michener
                              ---------------------------------------------


                          By:  /s/ Geoffrey Myers I have authority to bind
                               ---------------------------------------------


 December __, 1997        OUTSOURCING SERVICES GROUP, INC.


                          By:
                               --------------------------------------------

                          By:  /s/ Drew Adams
                               --------------------------------------------